GOLDMAN SACHS TRUST

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares and Service Shares of
Goldman Sachs International Small Cap Fund

Supplement dated July 1, 2008 to the

Prospectuses dated December 28, 2007

The following should be added at the end of the table in the “Service Providers — Fund Managers” section of each of the International Small Cap Fund’s Prospectuses:

______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Aidan Farrell Executive Director	Portfolio Manager— International Small Cap	Since 2008	Mr. Farrell joined the Investment Adviser as a portfolio manager in June 2008. He is primarily responsible for international small cap stocks. Prior to joining the Investment Adviser, Mr. Farrell was an analyst and portfolio manager at Insight Investment from 1997 to 2008.

This Supplement should be retained with your Prospectus for future reference.

INTSMLCAPSTK

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